CAPSTONE CHURCH BOND FUND

Supplement dated April 28, 2006

to

Prospectus dated October 4, 2005 ("Prospectus")

This Supplement amends the information in the Prospectus as follows:

  The paragraph on pages 8-9 of the Prospectus headed "Share Repurchases" in the PROSPECTUS SUMMARY is revised to read as follows:

  Share Repurchases. Beginning with the second full quarter following the commencement of the Fund's operations, the Fund will make quarterly offers to repurchase an amount not less than 5% nor more than 25% of its outstanding Shares at their then current net asset value per Share. For each repurchase offer, subject to the foregoing limits, the Fund's Board of Trustees will determine the percentage of the Fund's outstanding Shares that the Fund will offer to repurchase. For shares accepted for repurchase that have been held less than five years, the Fund will impose a 1% repurchase fee to compensate the Fund for expenses directly related to the repurchases. This fee is limited to a maximum of $500.00 per shareholder for Shares tendered in a particular repurchase offer. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for Shares at net asset value, you may not be able to sell all of the Shares you desire to sell if the number of Shares tendered in connection with a repurchase offer exceeds the number of Shares the Fund has offered to repurchase.

  The second paragraph under "REPURCHASE OF SHARES" on page 18 of the Prospectus is amended to read as follows:

  The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer. For each repurchase offer, subject to the foregoing limits, the Board of Trustees will determine the percentage of the Fund's outstanding shares that the Fund will offer to repurchase. The Fund may not repurchase more than 25% of its outstanding Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Payment for all Shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered Shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered Shares has settled. All correspondence concerning the repurchase offer should be directed to Capstone Church Bond Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147-4031. Please call them at 1-800-595-3144 if you have questions regarding a repurchase offer.

  The first sentence of the section "PURCHASING SHARES OF THE FUND" on page 19 of the Prospectus is replaced with the following:

  The Fund offers Shares on each day on which both the New York Stock Exchange and the U.S. bond markets are open for trading ("Business Day") through CAPCO, the principal underwriter, whose offices are located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. Thus, the Fund does not offer its shares on weekends, national holidays, Good Friday, Columbus Day and Veteran's Day.

  Under "PURCHASING SHARES OF THE FUND - General Purchase Information," the section entitled "Sales Charge Waivers" on page 21 of the Prospectus is amended to read as follows:

  Sales Charge Waivers. The sales charges will be waived for qualified fee-based financial advisors and for purchases by defined contribution retirement plans. Shares may be purchased without an initial sales charge by Christian organizations that invest at least $1 million in the Fund. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800-595-3144.

  The address of the Fund's shareholder service agent (see pages 18, 20 and 23) is changed to the following:

Shareholder Service Agent Address

Capstone Church Bond Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031